BBH INTERNATIONAL EQUITY FUND
(A Portfolio of BBH Fund, Inc.)
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Supplement to the Prospectus and Statement of Additional Information dated
February 28, 2004.

A special meeting of the shareholders of BBH International Equity Fund ("the Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania at 2:00 p.m. (Eastern time), on October 15, 2004. Investors who were shareholders of the Fund on August 31, 2004 will be asked to vote on the proposed agenda item listed below. If approved by shareholders, these changes will take effect as of October 16, 2004. Shareholders will be notified if any of these changes are not approved.

To approve or disapprove a new Sub-Advisory Agreement between BBH & Co. and Mondrian Investment Partners Limited, formerly Delaware International Advisers Ltd ("Mondrian"), whereby Mondrian would have co-management responsibility for providing investment advisory services to the Fund.

Upon approval of this proposal by the Fund's shareholders, all references to Delaware International Advisers, Ltd. in the prospectus or statement of additional information will be replaced with Mondrian Investment Partners Limited or "Mondrian."

Shareholders will be informed if the proposal is not approved at the Special Meeting.

Please keep this supplement for your records.



                                                               September 7, 2004



Brown Brothers Harriman
140 Broadway
New York, NY 10005

Cusip 05528X 40 6
Cusip 05528X 30 7
31186 (9/04)